                                                                   EXHIBIT 10.11

                            SOFTWARE ESCROW AGREEMENT

         This Escrow Agreement ("Agreement") is made as of this 18th day of February, 2000, by and between Summus, Ltd. ("Licensor"), Fort Knox Escrow Services, Inc. ("Fort Knox") and High Speed Net Solutions, Inc. ("Licensee").

         PRELIMINARY STATEMENT. Licensor and Licensee have entered into a Software License Agreement and Software Maintenance Agreement, both dated February 18, 2000 (together, the "License Documents"), pursuant to which Licensee has rights to receive Licensor's MaxxSystem software product, including New Versions as defined in the License Documents (all together, the "Licensed Software"). Licensor intends to deliver to Fort Knox a sealed package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, containing the source code of the Licensed Software (the "Deposit Materials"). Licensor desires Fort Knox to hold the Deposit Materials, and, upon certain events, deliver the Deposit Materials to Licensee, in accordance with the terms hereof.

         Now, therefore, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. DELIVERY BY LICENSOR. Within thirty (30) days of each delivery of each new object code version of Licensed Software to Licensee, Licensor shall provide to Fort Knox a new set of Deposit Materials containing the complete source code for the then current version of Licensed Software provided to Licensee under the License Documents, together with a copy of Exhibit B to this Agreement, completed with a description of the Deposit Materials. Each set of Deposit Materials shall contain commented source code, proprietary Summus tools and lists of any commercially available products required to compile the source code, and all information in human-readable form and on suitable media to enable a reasonably skilled programmer or analyst to understand, maintain and correct the Licensed Software without the assistance of any other person. Licensor shall be solely responsible for delivering to Fort Knox the Deposit Materials. Fort Knox shall hold the Deposit Materials in accordance with the terms hereof. Fort Knox shall have no obligation to verify the completeness or accuracy of the Deposit Materials.

         2. DUPLICATION. Fort Knox may duplicate the Deposit Materials by any means in order to comply with the terms and provisions of this Agreement, provided that Licensee shall bear the expense of duplication. Alternatively, Fort Knox, by notice to Licensor, may require Licensor to reasonably promptly duplicate the Deposit Materials.

         3. NOTIFICATION OF DEPOSITS. Simultaneous with the delivery to Fort Knox of each set of Deposit Materials, Licensor shall deliver to Fort Knox and to Licensee a written statement specifically identifying all items deposited and stating that the Deposit, so deposited have been inspected by Licensor and are complete and accurate.

         4. DELIVERY BY FORT KNOX

                  4.1 DELIVERY BY FORT KNOX TO LICENSEE. Fort Knox shall deliver the Deposit Materials, or a copy thereof, to Licensee only in the event that:

                           (a) Licensor notifies Fort Knox to effect such
delivery to Licensee at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred dollars ($100.00); or

                           (b) Fort Knox receives from Licensee:

                                    (i)      written notification that Licensor
                                             has failed in a material respect to
                                             support the Licensed Software as
                                             required by the License Documents
                                             or that Licensor has otherwise
                                             defaulted in a material respect
                                             under the License Documents
                                             ("Licensor Default") and any
                                             applicable cure period under the
                                             License Documents has expired;

                                    (ii)     evidence satisfactory to Fort Knox
                                             that Licensee has previously
                                             notified Licensor of such Licensor
                                             Default in writing;

                                    (iii)    a written demand that the Deposit
                                             Materials be released and delivered
                                             to Licensee;

                                    (iv)     a written undertaking from the
                                             Licensee that the Deposit Materials
                                             being supplied to the Licensee will
                                             be used only as permitted under the
                                             terms of the License Agreement;

                                    (v)      specific instructions from the
                                             Licensee for this delivery; and

                                    (vi)     a check payable to Fort Knox in the
                                             amount of one hundred dollars
                                             ($100.00).

                           (c) If the provisions of paragraphs 4.1(a) or 4.1(b)
are satisfied, and Fort Knox does not receive an Objection Notice within the Objection Period pursuant to paragraph (d) below, Fort Knox shall, within five
(5) business days after receipt of the notification and check specified in paragraph 4.1(a) and expiration of the Objection Period, deliver the Deposit Materials in accordance with the applicable instructions. Fort Knox shall not release the Deposit Materials if it receives an Objection Notice within the Objection Period absent a court order, final order of arbitration or joint written instructions of the Licensor and Licensee.

                           (d) Fort Knox shall, within five (5) business days
after receipt of all the documents specified in paragraph 4.1(b), send by certified mail to Licensor a photostatic copy of all such documents. Licensor shall have fifteen (15) days from the date on which Licensor receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the proposed release of the Deposit Materials to Licensee and to request that the issue of Licensee's entitlement to a copy of the Deposit Materials be submitted to arbitration in accordance with the following provisions:

                                    (i)      If Licensor shall send an Objection
                                             Notice to Fort Knox during the
                                             Objection Period, the matter shall
                                             be submitted to, and settled by
                                             arbitration by, a panel of three
                                             (3) arbitrators chosen by the
                                             Atlanta Regional Office of the
                                             American Arbitration Association in
                                             accordance with the rules of the
                                             American Arbitration Association.
                                             The arbitrators shall apply Georgia
                                             law. At least one (1) arbitrator
                                             shall be reasonably familiar with
                                             the computer software industry. The
                                             decision of the arbitrators shall
                                             be binding and conclusive on all
                                             parties involved, and judgment upon
                                             their decision may be entered in a
                                             court of competent jurisdiction.
                                             All costs of the arbitration
                                             incurred by Fort Knox, including
                                             reasonable attorneys' fees and
                                             costs, shall be paid by the party
                                             which does not prevail in the
                                             arbitration; provided, however, if
                                             the arbitration is settled prior to
                                             a decision by the arbitrators, the
                                             Licensor and Licensee shall each
                                             pay 50% of all such costs.

                                    (ii)     The parties shall proceed in good
                                             faith and with all due speed to
                                             complete arbitration within one
                                             month of the receipt by Fort Knox
                                             of the Objection Notice. The
                                             arbitrators shall have authority to
                                             reasonably alter the arbitration
                                             rules to achieve that goal. There
                                             shall be no discovery, except as
                                             directed by the arbitrators, and
                                             the period for oral arguments shall
                                             be limited to two days.

                                    (iii)    Licensor may, at any time prior to
                                             the commencement of arbitration
                                             proceedings, notify Fort Knox that
                                             Licensor has withdrawn the
                                             Objection Notice.

                           (e) Upon receipt of the Deposit Materials, Licensee
may use the Deposit Materials solely for the purpose of maintaining the Licensed Software. The Deposit Materials will be considered confidential information of Licensor to be treated by Licensee in accordance with the confidentiality provisions of the License Documents.

                           (f) Both Licensor and Licensee agree that Fort Knox
shall not be required to deliver Deposit Materials until all such fees then due Fort Knox have been paid.

                  4.2 DELIVERY BY FORT KNOX TO LICENSOR. Fort Knox shal release and deliver the Deposit Materials to Licensor upon termination of this Agreement in accordance with paragraph 7(a) hereof.

         5. INDEMNITY. Licensor and Licensee shall, jointly and severally, indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders ("Fort Knox Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Fort Knox Indemnitee in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnitee hereunder.

         6. DISPUTES AND INTERPLEADER.

                  (a) Fort Knox may submit any matter in an interpleader or similar action other than a matter submitted to arbitration after Fort Knox's receipt of an Objection Notice under Section 4 and the parties under this Agreement submit the matter to such arbitration as described in Section 4 of this Agreement. Any and all costs incurred by Fort Knox in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Licensor and Licensee.

                  (b) Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

         7. TERM AND RENEWAL.

                  (a) The term of this Agreement shall be coincident and coterminous with the License Documents. [This Agreement shall be automatically extended for an additional term of one year ("Additional Term") at the end of the Initial Term and at the end of each Additional Term hereunder unless, on or before ninety (90) days prior to the end of the Initial Term or an Additional Term, as the case may be, any party notifies the other parties that it wishes to terminate the Agreement at the end of such term.] At such time of termination, all fees due under this Agreement to Fort Knox must be paid prior to termination.

                  (b) In the event of termination of this Agreement in accordance with paragraph 7(a) hereof, Licensee shall pay all fees due Fort Knox and shall promptly notify Licensor that this Agreement has been terminated and that Fort Knox shall return to Licensor all copies of the Deposit Materials then in its possession.

         8. FEES. Licensor and Licensee shall pay to Fort Knox the applicable fees in accordance with Exhibit A as compensation for Fort Knox's services under this Agreement. The first years fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first and shall be paid in U.S. Dollars.

                  (a) PAYMENT. Fort Knox shall issue an invoice to Licensee following execution of this Agreement ("Initial Invoice"), on the commencement of any Additional Term hereunder, and in connection with the performance of any additional services hereunder. Payment is due upon receipt of invoice, irrespective of when the Deposit Materials are received. All fees and charges are exclusive of, and Licensee is responsible for the payment of, all sales, use and like taxes. Fort Knox shall have no obligations under this Agreement until the Initial Invoice has been paid in full by Licensee.

                  (b) NONPAYMENT. In the event of non-payment of any fees or charges invoiced by Fort Knox, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such an event, the Licensee shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If Licensee fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to Licensor and, in such event, Licensor shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either the Licensor or

Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee under this paragraph 8(b) by both Licensor and Licensee shall result in termination of this Agreement.

         9. OWNERSHIP OF DEPOSIT MATERIALS. The parties recognize and acknowledge that ownership of the Deposit Materials shall remain with Licensor at all times.

         10. AVAILABLE VERIFICATION SERVICES. Upon receipt of a written request from Licensee, Fort Knox and Licensee may enter into a separate agreement pursuant to which Fort Knox will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its relevance, completeness, currency, accuracy and functionality ("Technical Verification Agreement"). Upon written request from Licensor, Fort Knox will issue to Licensor a copy of any written technical verification report rendered in connection with such engagement. If Fort Knox and Licensee enter into such Technical Verification Agreement, Licensor shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by Licensee, Licensor shall permit one employee of Licensee to be present at Licensor's facility during any such verification of the Deposit Materials.

         11. BANKRUPTCY. Licensor and Licensee acknowledge that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365 (n) of Title 11, United States Code (the "Bankruptcy Code"). Licensor acknowledges that if Licensor as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365 (n) of the Bankruptcy Code. Upon written request of Licensee to Licensor or the Bankruptcy Trustee, Licensor or such Bankruptcy Trustee shall not interfere with the rights of Licensee as provided in the License Agreement and this Agreement, including the right to obtain the Deposit Material from Fort Knox.

         12. MISCELLANEOUS.

                  (a) REMEDIES. Except for intentional misrepresentation, gross negligence or intentional misconduct, Fort Knox shall not be liable to Licensor or to Licensee for any act, or failure to act, by Fort Knox in connection with this Agreement. Any liability of Fort Knox regardless of the cause shall be limited to the fees exchanged under this Agreement. Fort Knox will not be liable for special, indirect, incidental or consequential damages hereunder.

                  (b) NATURAL DEGENERATION; UPDATED VERSION. In addition, the parties acknowledge that as a result of the passage of time alone, the Deposit Materials are susceptible to loss of quality ("Natural Degeneration"). It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, Licensor shall deliver to Fort Knox a new copy of the Deposit Materials at least once every three years.

                  (c) PERMITTED RELIANCE AND ABSTENTION. Fort Knox may rely and shall be fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

                  (d) INDEPENDENT CONTRACTOR. Fort Knox is a independent contractor, and is not an employee or agent of either the Licensor or Licensee.

                  (e) AMENDMENTS. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

                  (f) ENTIRE AGREEMENT. This Agreement, including all exhibits hereto, supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

                  (g) COUNTERPARTS; GOVERNING LAW. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

                  (h) CONFIDENTIALITY. Fort Knox will hold and release the Deposit Materials only in accordance with the terms and conditions hereof, and will maintain the confidentiality of the Deposit Materials.

                  (i) NOTICES. All notices, requests, demands or other communications required or permitted to be given or made under this Agreement shall be in writing and shall be delivered by hand or by commercial overnight delivery service which provides for evidence of receipt, or mailed by certified mail, return receipt requested, postage prepaid. If delivered personally or by commercial overnight delivery service, the date on which the notice, request, instruction or document is delivered shall be the date on which delivery is deemed to be made, and if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date on which delivery is deemed to be made. Any party may change its address for the purpose of this Agreement by notice in writing to the other parties as provided herein.

                  (j) SURVIVAL. Paragraphs 5, 6, 8, 9 and 11 shall survive any termination of this Agreement.

                  (k) NO WAIVER. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

         IN WITNESS WHEREOF each of the parties has caused its duly authorized officer to execute this Agreement as of the date and year first above written.

           Fort Knox Escrow Services, Inc.
           2100 Norcross Pkwy. Suite 150          Phone Number 1 770-239-9200
           Norcross, Georgia 30071                Fax Number 770-239-9201
           Attn:  Keith Mobley

By: /s/ Chris Smith
    ------------------------------
Print Name: Chris Smith                          Title: Account Executive
            ----------------------                      ----------------------
 Licensor
  By: /s/ Bjorn Jawerth
      -----------------------------------
  Print Name: Dr. Bjorn Jawerth                  Title: Chairman of Summus
              ---------------------------               ----------------------
  Address: 434 Fayetteville Street Mall
           ------------------------------
           Suite 600
           ------------------------------
           Raleigh, NC  27601
           ------------------------------
  Phone:   919-807-5600                          Fax: 919-807-5601
           ------------------------------             ------------------------
  Licensee
  By: /s/ Andrew Fox
      -----------------------------------
  Print Name: Andy Fox                           Title: EVP & Acting CEO
              ---------------------------               ----------------------
  Address: 434 Fayetteville Street Mall
           ------------------------------
           Suite 2120
           ------------------------------
           Raleigh, NC  27601
           ------------------------------
  Phone:   919-807-5613                          Fax: 919-807-0508
           ------------------------------             ------------------------

                                    EXHIBIT A

                                  FEE SCHEDULE

Fees to be paid by Licensee shall be as follows:

       Initialization fee (one time only)                $ 850
         ($765 for current clients)

       Annual maintenance fee
          includes two Deposit Material updates          $ 1000 product
          includes one cubic foot of storage space

       International (outside of U.S.) - $ 1000/product

       Additional Updates                                $ 150
         (above two per year)

       Additional Storage Space                          $ 150/cubic foot

Payable by Licensee or Licensor:
       Due Upon Licensee's or Licensor's
       Request for Release of Deposit Materials          $100 for initial 2 hrs
                                                         $50/hour for
                                                         additional hours

A ten percent discount is credited towards the initialization fee for current Fort Knox clients. Fees due upon receipt of signed contract or Deposit Material, whichever comes first and shall be paid in U.S. Dollars. The renewal date for this Agreement will occur on the anniversary of the first invoice. Thereafter, fees shall be subject to their current pricing, provided that such prices shall not increase by more than 10% per year.

                                    EXHIBIT B

B1.      Product Name: ___________________________________________________
         Version #:_______________________________________________________
Prepared and Confirmed by:  ______________________________________________
Title:  _________________________________________    Date: _______________
Signature: _______________________________________________________________
Type of deposit:
                  ____ Initial Deposit
                  ____ Update Deposit to replace current deposits
                  ____ Other (please describe)____________________________

ITEMS DEPOSITED:
     Quantity     Media Type            Description of Material
A)  ___________   ____________        _____________________________________
B)  ___________   ____________         ____________________________________
C)  __________    ____________         ____________________________________
B2.      Product Name: ____________________________________________________
         Version #: _______________________________________________________
Prepared and Confirmed by:  _______________________________________________
Title:  _________________________________________    Date: ________________
Signature: _______________________________________________________________

                  Type of deposit:
                  ____ Initial Deposit
                  ____ Update Deposit to replace current deposits
                  ____ Other (please describe) ___________________________

ITEMS DEPOSITED:
    Quantity      Media Type            Description of Material
A)  ___________   ____________         ___________________________________
B)  ___________   ____________         ___________________________________
C)  ___________   ____________         ___________________________________

                         (please copy page as necessary)